EXHIBIT 12.2

to the Annual Report

on Form 20-F

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

Aluminum Corporation of China Limited (the "Company") is filing its annual report on Form 20-F for the fiscal year ended December 31, 2002 (the "Report") with the U.S. Securities and Exchange Commission.

I, Guo Shengkun, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)	the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Guo Shengkun Guo Shengkun Chairman, President and Chief Executive Officer
June 20, 2003

A signed original of this written statement required by Section 906 has been provided to Aluminum Corporation of China Limited and will be retained by Aluminum Corporation of China Limited and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

Aluminum Corporation of China Limited (the "Company") is filing its annual report on Form 20-F for the fiscal year ended December 31, 2002 (the "Report") with the U.S. Securities and Exchange Commission.

I, Chen Jihua, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)	the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chen Jihua Chen Jihua Vice President and Chief Financial Officer
June 20, 2003

A signed original of this written statement required by Section 906 has been provided to Aluminum Corporation of China Limited and will be retained by Aluminum Corporation of China Limited and furnished to the Securities and Exchange Commission or its staff upon request.

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